                                                                   EXHIBIT 10.70

                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is made as of February 7, 2001, by GMAC Commercial Credit LLC, a New York limited liability company ("Mortgage Holder") and TransTexas Gas Corporation, a Delaware corporation (herein called "TransTexas") for the benefit of Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P., and TCW DR VI Investment Partnership, L.P. (herein collectively called the "Production Payment Owners").

                                    RECITALS:

         1. The Mortgage Holder and TransTexas have entered into that certain Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of March 15, 2000, as amended by Amendment No. 1 to Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of October 1, 2000 (herein, as from time to time amended or supplemented, called the "ARM Agreement"). Pursuant to the ARM Agreement, TransTexas has executed and delivered certain mortgages, deeds of trust, security agreements and financing statements (collectively, the "Security Documents") to secure the Obligations (as defined in the ARM Agreement and used herein with the same meaning). A true and complete list of such Security Documents which burden properties in Texas is attached as Schedule 1 hereto and made a part hereof. Each deed of trust and mortgage listed on Schedule 1 is herein called a "Mortgage".

         2. As described in Section 9.2 of each Mortgage, TransTexas has heretofore executed and delivered to the Production Payment Owners that certain Production Payment Conveyance made effective as of 9:00 a.m., Houston, Texas time on March 1, 2000 (defined in each such Section 9.2 as the "Production Payment Conveyance" and herein called the "Original Conveyance"), pursuant to which TransTexas conveyed and assigned to the Production Payment Owners a certain production payment (defined in each such Section 9.2 as the "Production Payment" and herein called the "Original Production Payment"). As described in
Section 9.2 of each Mortgage, the Original Conveyance was given pursuant to an Order of the United States Bankruptcy Court. As contemplated in such Court Order, the Original Conveyance has heretofore been supplemented by a First Supplement to Production Payment Conveyance dated as of June 7, 2000 (the "First Supplement"), by a Second Supplement to Production Payment Conveyance dated as of September 8, 2000 (the "Second Supplement"), and by a Third Supplement to Production Payment Conveyance dated as of November 7, 2000 (the "Third Supplement"), to increase the unliquidated balance of the "Primary Sum" thereunder. The Original Conveyance, the First Supplement, the Second Supplement, and the Third Supplement have been recorded as set forth in Schedule 1 to Exhibit A hereto.

         3. Concurrently herewith, in consideration of funds to be paid to TransTexas, TransTexas and the Production Payment Owners are executing and delivering that certain Fourth Supplement to Production Payment Conveyance of even date herewith (the "Fourth Supplement") which further supplements and amends the Original Conveyance. Prior to the effective time of the Fourth Supplement, one of the three original owners of the Production Payment (TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P.) is conveying all of its interests in the Production Payment to Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P., one of the two remaining Production Payment Owners, and after the effective time of the Fourth Supplement, Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P., is conveying part of its interests in the Production Payment to TCW DR VI Investment Partnership, L.P., the other remaining Production Payment Owner. True and correct copies of both such conveyances, and a true and correct copy of the Fourth Supplement, are attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively, and each is hereby made a part hereof. As used herein, "Conveyance" means the Original Conveyance as amended and supplemented by the First Supplement, the Second Supplement, the Third Supplement, the Fourth Supplement, and such conveyances, and "Production Payment" has the meaning given to such term in the Conveyance.

         4. Under the ARM Agreement, the Production Payment constitutes "First Lien Debt" secured by a "Permitted Lien" (as such terms are defined in the ARM Agreement). Pursuant to Sections 6(e) and 6(f) of the ARM Agreement, TransTexas has delivered a "Subordination Request" to the Mortgage Holder, asking the Mortgage Holder to enter into this Agreement in order to subordinate the Mortgage Holder Liens to the Production Payment and the Conveyance (after taking the Fourth Supplement into account), and TransTexas has satisfied the conditions in such Sections 6(e) and 6(f). (As used herein, "Mortgage Holder Liens" means all liens, security interests, assignments (of production or otherwise) and other rights or interests of the Mortgage Holder at any time existing on or in any properties or assets of TransTexas which are in any way subject to the Production Payment or the Conveyance, whether such liens, security interests, assignments and other rights or interests arise under the ARM Agreement or the Security Documents or by operation of law or otherwise.)

         NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Production Payment Owners to enter into the Fourth Supplement and pay funds to TransTexas in connection therewith, the Mortgage Holder and TransTexas hereby agree as follows:

         Section 1. Subordination. The Production Payment and the proceeds thereof are and hereafter shall be senior in right and priority to all Mortgage Holder Liens, regardless of the relative priority of the Mortgage Holder Liens and the Production Payment as determined without regard to this Agreement, and the same shall have the same validity and effect as if the Conveyance (including all supplements thereto) had been executed, delivered and properly recorded prior to the date and time of execution of the ARM Agreement and the date and time of execution and recordation of the Security Documents. All references in
Section 9.2 of each Mortgage to the "Production Payment Conveyance" shall hereafter refer to the Conveyance, as defined herein, and all references in
Section 9.2 of each Mortgage to the "Production Payment Conveyance" shall henceforth refer to the Production Payment Conveyance, as defined herein. As so modified, the terms of Section 9.2 of each Mortgage are hereby ratified and confirmed.

         Section 2. Acknowledgment of Reliance. The parties acknowledge and agree that Production Payment Owners have entered into the Fourth Supplement in reliance on the priority

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of the Conveyance, and thus are relying on the waiver, relinquishment and subordination set forth herein.

         Section 3. Governing Law. This Agreement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such state and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 4. Invalidity of Particular Provisions. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 5. Successors and Assigns. This Agreement shall pass to and be fully binding upon and inure to the benefit of the successors and assigns of each party hereto (including the Production Payment Owners).

         Section 6. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the dates set out below in their respective acknowledgments, to take effect as of the date first above written.


MORTGAGE HOLDER:                       GMAC COMMERCIAL CREDIT LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


TRANSTEXAS:                            TRANSTEXAS GAS CORPORATION

                                       By:
                                          --------------------------------------
                                          Ed Donahue, Vice President

STATE OF NEW YORK           )
                            )
COUNTY OF NEW YORK          )

         The foregoing instrument was acknowledged before me on this ____ day of February, 2001, by ___________________________________, as
_______________________________ of GMAC Commercial Credit LLC, a New York limited liability company, on behalf of such limited liability company.


        [SEAL]
                                       -----------------------------------------
                                       Notary Public, State of New York

My commission expires:

----------------------


STATE OF TEXAS              )
                            )
COUNTY OF HARRIS            )

         The foregoing instrument was acknowledged before me on this ____ day of February, 2001, by Ed Donahue as Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


        [SEAL]
                                       -----------------------------------------
                                       Notary Public, State of Texas

My commission expires:

----------------------

                                   SCHEDULE 1
                                       TO
                             SUBORDINATION AGREEMENT

                        SCHEDULE OF TEXAS RECORDING DATA


                                  COUNTERPARTS
                                     OF THE
               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT,
                          DATED AS OF OCTOBER 26, 2000,
            FROM TRANSTEXAS GAS CORPORATION, AS MORTGAGOR AND DEBTOR,
                           TO JACK MACGOWAN, TRUSTEE,
                 FOR THE BENEFIT OF GMAC COMMERCIAL CREDIT LLC,
                         AS MORTGAGEE AND SECURED PARTY,
                  ARE RECORDED IN THE REAL PROPERTY RECORDS IN
                    THE COUNTIES IN THE STATE OF TEXAS AS SET
                          FORTH IN THE FOLLOWING TABLE:

        COUNTY IN WHICH                                                                RECORDING DATA
        COUNTERPART IS                                       (REFERENCE IS ALSO MADE TO THE "NOTE" IMMEDIATELY FOLLOWING THIS TABLE)
           RECORDED                    DATE          -------------------------------------------------------------------------------
    (EACH IN THE STATE OF               OF                                                                   REFERENCE / FILE /
            TEXAS)                  RECORDING        VOL/BK        PAGE(S)         FILM CODE NUMBER     INSTRUMENT / DOCUMENT NUMBER
    ---------------------           ---------        ------      ----------        ----------------     ----------------------------

            AUSTIN                  11/08/00                                                                       007039

           BRAZORIA                 11/08/00                                                                      00048081

            CALHOUN                 11/08/00         266             82                                            65990

           CHAMBERS                 11/08/00        00-476          535                                            7249-B

           COLORADO                 11/08/00         353            326                                            11480

           GALVESTON                11/08/00                                         015-07-08175              GAC2000057358

            HARRIS                  11/08/00                                         ###-##-####                  U723726

            HIDALGO                 11/08/00                                                                       919748

             KENT                   11/08/00          6              85                                             792

           LIVE OAK                 11/08/00         389            214                                           00149763

             STARR                  11/08/00         0877           372                                            212227

           VAL VERDE                11/08/00         758         514 - 563                                        0184052

             WEBB                   11/08/00         0981           180                                            711667

        COUNTY IN WHICH                                                                RECORDING DATA
        COUNTERPART IS                                       (REFERENCE IS ALSO MADE TO THE "NOTE" IMMEDIATELY FOLLOWING THIS TABLE)
           RECORDED                    DATE          -------------------------------------------------------------------------------
    (EACH IN THE STATE OF               OF                                                                   REFERENCE / FILE /
            TEXAS)                  RECORDING        VOL/BK        PAGE(S)         FILM CODE NUMBER     INSTRUMENT / DOCUMENT NUMBER
    ---------------------           ---------        ------      ----------        ----------------     ----------------------------

            WHARTON                 11/08/00         390             35                                            209698

            ZAPATA                  11/08/00         641         001 - 066                                         121125

NOTE: A COUNTERPART OF THE DEED OF TRUST REFERENCED ABOVE, WITH A COMPLETE EXHIBIT "A," IS RECORDED IN THE REAL PROPERTY RECORDS OF GALVESTON COUNTY, TEXAS, AS SET FORTH IN THE FOREGOING TABLE. AS TO THE COUNTERPARTS OF THE DEED OF TRUST REFERENCED ABOVE THAT ARE RECORDED IN THE REAL PROPERTY RECORDS OF OTHER COUNTIES IN THE STATE OF TEXAS (AS INDICATED IN THE TABLE ABOVE), THE EXHIBIT "A" ATTACHED TO EACH SUCH RECORDED COUNTERPART IDENTIFIES ONLY THOSE REAL PROPERTIES LOCATED IN THE COUNTY IN THE STATE OF TEXAS IN WHICH SUCH COUNTERPART IS RECORDED. FOR A COMPLETE LIST OF ALL REAL PROPERTIES IN ALL COUNTIES IN THE STATE OF TEXAS THAT ARE SUBJECT TO THE DEED OF TRUST REFERENCED ABOVE, REFER TO, AND REFERENCE IS HEREBY MADE FOR ALL PURPOSES TO, THE COUNTERPART OF THE DEED OF TRUST REFERENCED ABOVE THAT IS RECORDED IN THE REAL PROPERTY RECORDS OF GALVESTON COUNTY, TEXAS.

                          ADDITIONAL SECURITY DOCUMENTS

SECURITY AND PLEDGE AGREEMENT DATED AS OF MARCH 15, 2000, BY AND BETWEEN TRANSTEXAS GAS CORPORATION, A DELAWARE CORPORATION, AS DEBTOR, AND GMAC COMMERCIAL CREDIT LLC, AS AGENT FOR THE "LENDERS" DEFINED AND DESCRIBED THEREIN.

FINANCING STATEMENT OF FORM UCC-1 FROM TRANSTEXAS GAS CORPORATION, AS DEBTOR, TO GMAC COMMERCIAL CREDIT LLC, AS AGENT, AS SECURED PARTY, FILED MARCH 22, 2000, IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS UNDER FILE NUMBER 0000457016.

FINANCING STATEMENT OF FORM UCC-1 FROM TRANSTEXAS GAS CORPORATION, AS DEBTOR, TO GMAC COMMERCIAL CREDIT LLC, AS AGENT, AS SECURED PARTY, FILED NOVEMBER 8, 2000, IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS UNDER FILE NUMBER 0000620473.

FINANCING STATEMENT OF FORM UCC-1 FROM TRANSTEXAS GAS CORPORATION, AS DEBTOR, TO GMAC COMMERCIAL CREDIT LLC, AS AGENT, AS SECURED PARTY, FILED NOVEMBER 8, 2000, IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF DELAWARE UNDER FILE NUMBER 0079169.

                                   EXHIBIT A-1

                                       TO

                             SUBORDINATION AGREEMENT

                  Conveyance of Interest in Production Payment

                                   EXHIBIT A-2

                                       TO

                             SUBORDINATION AGREEMENT

                    Partial Conveyance of Production Payment

                                   EXHIBIT A-3

                                       TO

                             SUBORDINATION AGREEMENT

               Fourth Supplement to Production Payment Conveyance